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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                            SECURITYHOLDERS AGREEMENT

               This SECURITYHOLDERS AGREEMENT is dated as of June 17, 2002, by and among H&E Holdings L.L.C., a Delaware limited liability company (the "COMPANY"); BRSEC Co-Investment, LLC ("BRSEC"); BRSEC Co-Investment II, LLC ("BRSEC-II"); John M. Engquist ("ENGQUIST"); Kristan Engquist Dunne ("DUNNE"); Wheeler Investments, Inc. ("WHEELER INVESTMENTS"); Don Wheeler ("WHEELER"); Wheeler Investments, Inc. ("WHEELER INVESTMENTS"); Southern Nevada Capital Corporation ("SNCC"); Bagley Family Investments, L.L.C. ("BAGLEY INVESTMENTS"); Kenneth Sharp, Jr. ("SHARP"); Siegfried Wallin ("WALLIN"); The Conner Family Trust ("CONNER TRUST"); The McClain Family Revocable Trust ("MCCLAIN TRUST"); C/J Land & Livestock L.P. ("GERALD WILLIAMS INVESTMENTS"); John and Ellen Williams Limited Partnership ("JOHN WILLIAMS INVESTMENTS"); and Robert G. Williams Limited Partnership ("ROBERT WILLIAMS INVESTMENTS").

               As of the date hereof, (i) BRSEC and BRSEC-II each own a number of the Company's Class A Common Units, and (ii) Engquist, Dunne, Wheeler Investments, Wheeler, SNCC, Bagley Investments, Sharp, Wallin, Conner Trust, McClain Trust, Gerald Williams Investments, John Williams Investments and Robert Williams Investments each own a number of the Company's Class B Common Units.

               The Company and the Equityholders (as defined below) desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Board (as defined below), (ii) assuring continuity in the management and ownership of the Company and (iii) limiting the manner and terms by which the Equityholder Units (as defined below) may be transferred.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

               "AFFILIATE" means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group.

               "BOARD" means the Company's board of directors.

               "BRS INVESTOR" means any of BRSEC, BRSEC-II or any of their respective Permitted Transferees.

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               "BRS MAJORITY HOLDERS" means, at any time, the holders of a majority of the number of the BRS Units that are Common Units.

               "BRS UNITS" means all Equityholder Units owned by any BRS
Investor.

               "CLASS A COMMON UNITS" means the Company's Class A Common Units (as such term is defined in the LLC Agreement).

               "CLASS A DIRECTOR" shall have the meaning ascribed to such term in the LLC Agreement.

               "CLASS B COMMON UNITS" means the Company's Class B Common Units (as such term is defined in the LLC Agreement).

               "CLASS B DIRECTOR" shall have the meaning ascribed to such term in the LLC Agreement.

               "COMMON UNITS" means collectively the Class A Common Units, the Class B Common Units and any other equity securities of the Company (or its successors) which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends or other distributions or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities, including any common equity securities of any successor entity of the Company issued pursuant to a transaction of the type described in Section
10.17 of the LLC Agreement.

               "EQUITYHOLDER UNITS" means (i) all Common Units held, directly or indirectly, by the Equityholders, (ii) all Preferred Units held, directly or indirectly, by the Equityholders, and (iii) all equity securities issued directly or indirectly with respect to any Common Units referred to in clause
(i) above or with respect to any Preferred Units referred to in clause (ii) above, in each case, by way of a unit or stock dividend or other distribution, or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization, including pursuant to Section 10.17 of the LLC Agreement. As to any particular units or shares constituting Equityholder Units, such units or shares will cease to be Equityholder Units when they have been Transferred in a Public Sale.

               "EQUITYHOLDERS" means collectively the BRS Investors, the Management Investors and the Other Investors.

               "FAMILY GROUP" means, with respect to any Person who is an individual, (i) such Person's spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, "RELATIVES"), (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person's relatives or (iii) any limited partnership or limited liability company the governing instruments of which provide that such Person shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of partnership interests, membership interests or any other equity interests are, and will remain, limited to such Person and such Person's relatives.

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               "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the number of Common Units on a fully diluted basis (a "5% OWNER"), who is not an Affiliate of any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other Persons.

               "LLC AGREEMENT" means the Limited Liability Company Agreement of the Company, dated as of the date hereof, as amended from time to time.

               "MANAGEMENT INVESTOR" means any of Engquist, Dunne, SNCC, Bagley Investments, Sharp, McClain Trust, or any of their respective Permitted Transferees.

               "OTHER INVESTOR" means any of Wheeler Investments, Wheeler, Wallin, Conner Trust, Gerald Williams Investments, John Williams Investors, Robert Williams Investors or any of their respective Permitted Transferees.

               "PERMITTED TRANSFEREE" has the meaning set forth in Section 4(c)(ii) hereof.

               "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

               "PREFERRED UNITS" means any of the Series A Preferred Units, Series B Preferred Units, Series C Preferred Units, Series D Preferred Units or any other preferred equity securities authorized by the Company (or its successors) which are not Common Units.

               "PUBLIC OFFERING" means an underwritten public offering and sale of Common Units pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

               "PUBLIC SALE" means any sale of Equityholder Units to the public pursuant to an offering registered under the Securities Act or, after the consummation of an initial Public Offering, to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SERIES A PREFERRED UNITS" means the Company's Series A Preferred Units (as such term is defined in the LLC Agreement).

               "SERIES B PREFERRED UNITS" means the Company's Series B Preferred Units (as such term is defined in the LLC Agreement).

               "SERIES C PREFERRED UNITS" means the Company's Series C Preferred Units (as such term is defined in the LLC Agreement).

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               "SERIES D PREFERRED UNITS" means the Company's Series D Preferred
Units (as such term is defined in the LLC Agreement).

               "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation or a limited liability company with voting securities, a majority of the total voting power of shares of stock (or units) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company without voting securities, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes of this Agreement, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, managing member, or general partner of such limited liability company, partnership, association or other business entity.

               "TRANSFER" means any direct or indirect sale, transfer, assignment, pledge or other disposition or encumbrance.

               2.    BOARD OF DIRECTORS.

               (a) To the extent permitted by law, each Equityholder shall vote all voting securities of the Company over which such Equityholder has voting control, and shall take all other reasonably necessary or desirable actions within such Equityholder's control (whether in such Equityholder's capacity as a equityholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and equityholder or member meetings), so that:

               (i) BRS Majority Holders will designate a number of directors of the Board (whether Class A Directors and/or Class B Directors or otherwise) which possess a majority of the votes of the Board (each a "BRS DIRECTOR");

               (ii) so long as Engquist is an employee of the Company or any of its Subsidiaries, Engquist shall be a Class B Director (unless Engquist declines to be on the Board);

               (iii) so long as Gary Bagley is an employee of the Company or any of its Subsidiaries, Gary Bagley shall be a Class B Director (unless Gary Bagley declines to be on the Board);

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               (iv)  any director designated pursuant to clause (i) above shall be removed from the Board (with or without cause) at the written request of the BRS Majority Holders, but only upon such written request and under no other circumstances (in each case, determined on the basis specified in clause (i) above);

               (v) in the event that any director designated pursuant to clause (i) above for any reason ceases to serve as a member of the Board during such director's term of office, the resulting vacancy on the Board shall be filled by a director designated by the BRS Majority Holders; and

               (vi) if, within a reasonable period of time, the BRS Majority Holders fail to designate in writing a representative to fill a director position pursuant to clauses (i) or (v) above, and such failure shall continue for more than 30 days after notice from the Company to the BRS Majority Holders with respect to such failure, the election of an individual to such director position shall be accomplished in accordance with the LLC Agreement and applicable law; provided that such individual shall be removed from such director position if the BRS Majority Holders so direct.

               (b) In the event that, at any time, any provision of the LLC Agreement is inconsistent with the requirements of any provision of this Section 2, the Equityholders shall take such action as may be necessary and is within their legal rights to amend any such provision in the LLC Agreement to conform with such requirements.

               (c) The provisions of this Section 2 shall terminate upon the consummation of an initial Public Offering.

               3. CONFLICTING AGREEMENTS. Each Equityholder represents that such Equityholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Equityholder Units shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

               4.    RESTRICTIONS ON TRANSFER OF EQUITYHOLDER UNITS.

               (a)   GENERAL RESTRICTIONS.

               (i) Subject to Article IX of the LLC Agreement, a Management Investor or an Other Investor may Transfer Equityholder Units only (A) in Public Sales, (B) if such Management Investor or Other Investor, as the case may be, is exercising a tag-along right granted to such Management Investor or Other Investor, as the case may be, pursuant to Section 4(b), then to any Person, provided, that, unless waived in writing by the Board, such Person shall have complied with the requirements of Section 4(c)(ii),
     (C) pursuant to an Approved Company Sale (as herein defined), (D) to the Company, or (E) with the prior written consent of the Board, to any Person, provided, that, unless waived in writing by the Board, such Person shall have complied with the requirements of Section 4(c)(ii).

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               (ii)  Subject to Article IX of the LLC Agreement, a BRS Investor
     may Transfer Equityholder Units only (A) in Public Sales, (B) if such BRS Investor has complied with the terms and requirements of Section 4(b), to the extent applicable, then to any Person, provided, that such Person shall have complied with the requirements of Section 4(c)(ii), or (C) pursuant to an Approved Company Sale.

               (b)   TAG-ALONG RIGHTS.

               (i) TAG ALONG RIGHTS GRANTED TO THE MANAGEMENT INVESTORS AND THE OTHER INVESTORS. Subject to Section 4(c)(i), at least 10 business days prior to the Transfer by any BRS Investor(s) (collectively, the "BRS TRANSFERRING EQUITYHOLDER") of in excess of 25% of the number of Equityholder Units of any class or series of any type of Equityholder Units owned by all BRS Investors as of the date hereof to any Person(s) (other than pursuant to a Public Offering or pursuant to an Approved Company
     Sale), the BRS Transferring Equityholder shall deliver a written notice (the "BRS SALE NOTICE") to each of the Management Investors and the Other Investors (with a copy of such notice to the Company), specifying in reasonable detail the identity of the prospective transferee(s), the type, class or series, and the number of the Equityholder Units to be Transferred, and the other material terms and conditions of such contemplated Transfer. Any of the Management Investors or the Other Investors may elect to participate in such contemplated Transfer by delivering written notice to the BRS Transferring Equityholder within 10 business days after its receipt of the BRS Sale Notice. If any Management Investor or Other Investor elects to participate in such Transfer, each Management Investor and each Other Investor who elects to participate (the "TAGGING INVESTORS", and collectively with the BRS Transferring Equityholder, the "PARTICIPATING EQUITYHOLDERS") shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, up to a number of each class or series of each type of Equityholder Units to be Transferred equal to the product of (x) the quotient determined by dividing the percentage of such class or series of such type of Equityholder Units owned by such Tagging Investor by the aggregate percentage of such class or series of such type of Equityholder Units owned collectively by all of the Tagging Investors and the BRS Investors and (y) the aggregate number of such class or series of such type of Equityholder Units to be sold in such contemplated Transfer; provided, that if a BRS Transferring Equityholder is Transferring more than one class or series of a type of Equityholder Units or more than one type of Equityholder Units, then any Tagging Investor must elect to Transfer each class or series of each type of Equityholder Units which such BRS Transferring Equityholder is Transferring and which such Tagging Investor then owns in a manner which results, as closely as reasonably possible, in such Tagging Investor Transferring such classes or series and types of Equityholder Units in the same proportion as such BRS Transferring Equityholder. Each Equityholder Transferring Equityholder Units pursuant to this Section 4(b)(i) shall pay its pro rata share (based on the amount of consideration received) of the reasonable out-of-pocket expenses incurred by the Equityholders in connection with such Transfer and shall take all reasonably necessary and desirable actions as reasonably directed by the BRS Transferring Equityholder in connection with the consummation of such Transfer, including without limitation executing the applicable purchase agreement.

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               (ii)  For purposes of this Section 4(b), the Class A Common Units and the Class B Common Units will be deemed to be the same type and class of Equityholders Units, whereas each of the Series A Preferred Units,
     Series B Preferred Units, Series C Preferred Units and Series D Preferred Units will be deemed to be a different series and type of Equityholder Units.

               (iii) The provisions of Section 4(b)(i) shall terminate upon the consummation of a initial Public Offering.

               (c)   PERMITTED TRANSFERS.

               (i) The restrictions contained in Sections 4(a) and 4(b) shall not apply with respect to any Transfer of Equityholder Units by any Equityholder (A) in the case of an individual Equityholder, pursuant to applicable laws of descent and distribution or to any member of such Equityholder's Family Group, (B) in the case of a non-individual Equityholder, to its Affiliates, (C) in the case of Wheeler Investments, to Wheeler or to any of Wheeler's spouse, children or grandchildren, (D) in the case of SNCC, to Dale Roesener ("ROESENER"), to any trust of which Roesener is the sole trustee and Roesener's children are the sole beneficiaries, or to any of Roesener's spouse, children or grandchildren, or (E) in the case of Bruckmann, Rosser, Sherrill & Co., L.P. or Bruckmann, Rosser, Sherrill & Co. II, L.P. (in each case, if it becomes a Permitted Transferee), in a pro rata distribution to its partners; PROVIDED, in each case, that any such transferee shall have complied with the requirements of
     Section 4(c)(ii).

               (ii) Prior to any proposed transferee's acquisition of Equityholder Units pursuant to a Transfer permitted by Section 4(a)(i)(B) or Section 4(a)(i)(E), in each case, unless waived in writing by the Board, or pursuant to a Transfer permitted by Section 4(a)(ii)(B) or Section 4(c)(i), such proposed transferee must agree to take such Equityholder Units subject to and to be fully bound by the terms of this Agreement applicable to such Equityholder Units by executing a joinder to this Agreement substantially in the form attached hereto as EXHIBIT A and delivering such executed joinder to the Secretary of the Company prior to the effectiveness of such Transfer (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such executed joinder shall be delivered to the Secretary of the Company as soon as reasonably possible after such Transfer). All transferees acquiring Equityholder Units and executing a joinder in compliance with this Section 4(c)(ii) are collectively referred to herein as "PERMITTED TRANSFEREES".

               (d) If any Equityholder Transfers Equityholder Units to an Affiliate and an event occurs which causes such Affiliate to cease to be an Affiliate of such Equityholder unless, prior to such event, such Affiliate Transfers such Equityholder Units back to such Equityholder, then, in each case, such event or Transfer shall be deemed a Transfer of Equityholder Units subject to all of the restrictions on Transfers of Equityholder Units set forth in this Agreement, including without limitation, this Section 4.

               (e) Wheeler Investments shall not permit any event to occur which causes Wheeler Investments to cease to be a member of Wheeler's Family Group, unless, prior to such

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event, Wheeler Investments Transfers, or causes the Transfer of, all
Equityholder Units held by Wheeler Investments or any Affiliate of Wheeler Investments to Wheeler or one or more members of Wheeler's Family Group. SNCC shall not permit any event to occur which causes SNCC to cease to be a member of Roesener's Family Group, unless, prior to such event, SNCC Transfers, or causes the Transfer of, all Equityholder Units held by SNCC or any Affiliate of SNCC to Roesener. Bagley Investments shall not permit any event to occur which causes Bagley Investments to cease to be a member of Gary Bagley's Family Group, unless, prior to such event, Bagley Investments Transfers, or causes the Transfer of, all Equityholder Units held by Bagley Investments or any Affiliate of Bagley Investments to Gary Bagley. Connor Trust shall not permit any event to occur which causes Connor Trust to cease to be a member of Ralph Connor's Family Group, unless, prior to such event, Connor Trust Transfers, or causes the Transfer of, all Equityholder Units held by Connor Trust or any Affiliate of Connor Trust to Ralph Connor. McClain Trust shall not permit any event to occur which causes McClain Trust to cease to be a member of Steve McClain's Family Group, unless, prior to such event, McClain Trust Transfers, or causes the Transfer of, all Equityholder Units held by McClain Trust or any Affiliate of McClain Trust to Steve McClain. Gerald Williams Investments shall not permit any event to occur which causes Gerald Williams Investments to cease to be a member of Gerald Williams's Family Group, unless, prior to such event, Gerald Williams Investments Transfers, or causes the Transfer of, all Equityholder Units held by Gerald Williams Investments or any Affiliate of Gerald Williams Investments to Gerald Williams. John Williams Investments shall not permit any event to occur which causes John Williams Investments to cease to be a member of John Williams's Family Group, unless, prior to such event, John Williams Investments Transfers, or causes the Transfer of, all Equityholder Units held by John Williams Investments or any Affiliate of John Williams Investments to John Williams. Robert Williams Investments shall not permit any event to occur which causes Robert Williams Investments to cease to be a member of Robert Williams's Family Group, unless, prior to such event, Robert Williams Investments Transfers, or causes the Transfer of, all Equityholder Units held by Robert Williams Investments or any Affiliate of Robert Williams Investments to Robert Williams.

               5.    APPROVED COMPANY SALE.

               (a) If BRS Majority Holders approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or a lesser percentage, if necessary, as determined by BRS Majority Holders for accounting, tax or other reasons) of the Company's outstanding Common Units (in either case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) or any other transaction which has the same effect as any of the foregoing, to an Independent Third Party or group of Independent Third Parties (each such sale or transaction, an "APPROVED COMPANY SALE"), then each holder of Equityholder Units will vote for, consent to and raise no objections against the Approved Company Sale or the process. If the Approved Company Sale is structured as a merger or consolidation, then each holder of Equityholder Units shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation. If the Approved Company Sale is structured as a Transfer of Equityholder Units, then each holder of Equityholder Units shall agree to sell all of his or its Equityholder Units and rights to acquire Equityholder Units on the same terms and conditions, in all material respects, as applicable to the respective types of Equityholder Units to be Transferred by the BRS Majority Holders. Each holder of Equityholder Units shall take all necessary or desirable actions in connection with the

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consummation of an Approved Company Sale as requested by the Board, including, without limitation, executing the applicable purchase agreement.

               (b) If the Board, the Company or any of the holders of Common Units enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Equityholder Units who is not an "accredited investor," as that term is defined in Regulation D as promulgated under the Securities Act, will, at the request of the Company, appoint either a purchaser representative (as such term is defined in Rule 501 under the Securities Act) designated by the Company, in which event the Company will pay the fees of such purchaser representative, or another purchaser representative (reasonably acceptable to the Company), in which event such holder will be responsible for the fees of the purchaser representative so appointed.

               (c) All holders of Equityholder Units will bear their pro rata share (based upon the amount of consideration received or proposed to be received in the applicable actual or proposed Approved Company Sale) of the costs of any actual or proposed Approved Company Sale to the extent such costs are incurred for the benefit of all such holders of Equityholder Units and are not otherwise paid by the Company or the acquiring party. Costs incurred by the holders of Equityholder Units on their own behalf will not be considered costs of the Approved Company Sale; provided, that in any event the Company shall pay the reasonable attorney's fees and expenses of one counsel chosen by BRS Majority Holders in connection with the Approved Company Sale.

               (d) The provisions of this Section 5 shall terminate upon the consummation of an initial Public Offering.

               6.    FINANCIAL STATEMENTS AND ACCESS TO INFORMATION.

               (a) FINANCIAL STATEMENTS. Prior to the consummation of an initial Public Offering, the Company shall deliver to each BRS Investor who holds more than 5% of the then outstanding number of Common Units:

               (i) within 60 days after the end of each monthly accounting period in each fiscal year of the Company (other than any monthly accounting period ending on the last day of a fiscal quarter of the Company), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period (as well as unaudited consolidated statements of income of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such month) and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period (and such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

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               (ii)  within 60 days after the end of each quarterly accounting period in each fiscal year of the Company (other than any quarterly accounting period ending on the last day of a fiscal year of the Company), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period (as well as unaudited consolidated statements of income of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such quarter) and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period (and such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments; and

               (iii) within 90 days after the end of each fiscal year of the Company, audited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year (and such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statement shall be prepared in accordance with generally accepted accounting principles, consistently applied.

               (b) ACCESS TO INFORMATION. The Company shall permit any BRS Investor who holds more than 5% of the then outstanding number of Common Units and their respective representatives (including, without limitation, its legal counsel and accountants), during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such entities with any of the executive officers of the Company.

               7.    LEGEND.

               (a) Each certificate or instrument evidencing Equityholder Units and each certificate or instrument issued in exchange for or upon the Transfer of any Equityholder Units (if such securities remain Equityholder Units (as defined herein) after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS AGREEMENT DATED AS OF JUNE 17, 2002, AS MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE

               ISSUER AND CERTAIN OF THE ISSUER'S EQUITYHOLDERS. A COPY OF SUCH SECURITYHOLDERS AGREEMENT WILL BE
               FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The legend set forth above regarding this Agreement shall be removed from the certificates evidencing any securities which cease to be Equityholder Units. Upon the request of any Equityholder, the Company shall remove the Securities Act portion of the legend set forth above from the certificate or certificates for such Equityholder Units (if such Equityholder Units are certificated as of such time); provided, that such Equityholder Units are eligible (as reasonably determined by the Company) for sale pursuant to Rule 144(k) (or any similar rule or rules then in effect) under the Securities Act.

               (b) Unless waived by the Company, no Equityholder may Transfer any Equityholder Units (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Equityholder Units will require registration under the Securities Act (including due to such Equityholder Units being eligible for sale pursuant to Rule 144 (or any similar rule or rules then in effect) under the Securities Act), the Company will promptly upon such Transfer deliver new certificates for such securities (if such securities are certificated as of such time) which do not bear the Securities Act portion of the legend set forth in Section 7(a).

               8. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Equityholder Units in violation of any provision of this Agreement or the LLC Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Equityholder Units as the owner of such securities for any purpose.

               9. LIMITED PREEMPTIVE RIGHTS GRANTED TO THE MANAGEMENT INVESTORS AND THE OTHER INVESTORS.

               (a) If at any time after the date hereof and prior to the consummation of an initial Public Offering the Company wishes to issue any Common Units or any options, warrants or other rights to acquire Common Units or any notes or other securities convertible or exchangeable into Common Units (all such Common Units and other rights and securities, collectively, the "EQUITY EQUIVALENTS") to BRSEC, BRSEC-II or to any Affiliate of BRSEC or BRSEC-II (collectively, the "BRS ENTITIES"), the Company shall promptly deliver a notice of intention to sell or otherwise issue (the "COMPANY'S NOTICE OF INTENTION TO SELL TO BRS") to each Management Investor and to each Other Investor setting forth a description and the number of the Equity Equivalents and any other securities proposed to be issued and the proposed purchase price and terms of sale. Upon receipt of the Company's Notice of Intention to Sell to BRS, each Management Investor and each Other Investor shall have the right to elect to purchase, at the price and on the terms stated in the Company's Notice of Intention to Sell to BRS, a number of the Equity Equivalents equal to the product of (i) such Management Investor's or such Other Investor's, as the case may be, proportionate ownership of the then outstanding number of Common Units (calculated on a fully-diluted basis) held by all Persons multiplied by (ii) the number of Equity Equivalents proposed to be issued (as described in the applicable Company's Notice of Intention to Sell to BRS). Notwithstanding anything contained herein to the contrary, if the Company is issuing Equity Equivalents together as a unit with the issuance of any debt or other equity securities of the Company or any of its Subsidiaries, then any Management Investor or Other Investor who elects to purchase such Equity Equivalents pursuant to this Section 9 must also purchase a corresponding proportion of such other debt or equity securities, all at the proposed purchase price and on terms of sale as specified in the applicable Company's Notice of Intention to Sell to BRS. Such election shall be made by the electing Management Investor or Other Investor by written notice to the Company within ten (10) business days after receipt by such Management Investor or Other Investor of the Company's Notice of Intention to Sell to BRS (the "ACCEPTANCE PERIOD").

               (b) To the extent an effective election to purchase has not been received from a Management Investor or an Other Investor pursuant to subsection (a) above in respect of the Equity Equivalents proposed to be issued pursuant to the applicable Company's Notice of Intention to Sell to BRS, the Company may, at its election, during a period of one hundred and eighty (180) days following the expiration of the applicable Acceptance Period, issue and sell the remaining Equity Equivalents to be issued and sold to any BRS Entity at a price and upon terms not more favorable to such BRS Entity than those stated in the applicable Company's Notice of Intention to Sell to BRS. In the event the Company has not sold any Equity Equivalents covered by a Company's Notice of Intention to Sell to BRS within such one hundred and eighty (180) day period, the Company shall not thereafter issue or sell such Equity Equivalents to any BRS Entity, without first offering such Equity Equivalents to each Management Investor and each Other Investor in the manner provided in this Section 9; PROVIDED, HOWEVER, that failure by a Management Investor or an Other Investor to exercise its option to purchase with respect to one issuance and sale of Equity Equivalents shall not affect its option to purchase Equity Equivalents in any subsequent offering, sale and purchase.

               (c) If a Management Investor or an Other Investor gives the Company notice, pursuant to the provisions of this Section 9, that such Management Investor or Other Investor, as the case may be, desires to purchase any Equity Equivalents, payment therefor shall be by check or wire transfer of immediately available funds, against delivery of the securities (which securities shall be issued free and clear of any liens or encumbrances) at the executive offices of the Company no later than the last closing date fixed by the Company for the sale of the applicable Equity Equivalents to the applicable BRS Entities, which last closing date shall be no earlier than 15 business days after the date the Company delivers the applicable Company's Notice of Intention to Sell to BRS. In the event that any proposed sale is for a consideration other than cash, such Management Investor or Other Investor, as the case may be, may pay cash in lieu of all (but not part) of such other consideration, in the amount determined reasonably and in good faith by the Board to represent the fair value of such consideration other than cash.

               (d) The preemptive rights contained in this Section 9 shall not apply to (i) the issuance of shares or units of Equity Equivalents as a stock or unit dividend or other distribution or upon any subdivision, split or combination of the outstanding Common Units; (ii) the issuance of Equity Equivalents upon conversion, exchange or redemption of any outstanding convertible or exchangeable securities; (iii) the issuance of Equity Equivalents upon exercise of any outstanding options or warrants; (iv) the issuance of Equity Equivalents as consideration (whether partial or otherwise) for the purchase by the Company or any of its Subsidiaries of assets constituting a business unit or of the stock or other equity securities of any Person or Persons; or (v) the issuance of Equity Equivalents in connection with the conversion of the Company from a limited liability company into a corporation.

               (e) The provisions of this Section 9 shall terminate upon the consummation of an initial Public Offering.

               10. AMENDMENT AND WAIVER. No modification or amendment of any provision of this Agreement shall be effective against the Equityholders or the Company unless such modification or amendment is approved in writing by (i) the Company and (ii) BRS Majority Holders; and any amendment to which such written consent is obtained will be binding upon the Company and each Equityholder. No waiver of any provision of this Agreement shall be effective against any Equityholder unless such waiver is approved in writing by such Equityholder. No waiver of any provision of this Agreement shall be effective against the Company unless such waiver is approved in writing by the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Each Equityholder shall remain a party to this Agreement only so long as such person is the holder of record of Equityholder Units.

               11. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

               12. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

               13. TERMINATION. This Agreement will automatically terminate and be of no further force or effect immediately after the consummation of an Approved Company Sale.

               14. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, including any corporation which is a successor to the Company, and the Equityholders and any subsequent holders of Equityholder Units and the respective successors, heirs and assigns of each of them, so long as they hold Equityholder Units.

               15. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

               16. REMEDIES. The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Equityholder may in his, hers, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

               17. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two business days thereafter. Such notices, demands and other communications shall be sent to any Equityholder at such holder's last address on the records of the Company, and to the Company at the address indicated below:

               TO THE COMPANY:


                     H&E Holdings L.L.C.
                     1110 Mead Road, Second Floor
                     Baton Rouge, Louisiana 70816
                     Attention: Chief Executive Officer
                     Tel: (225) 298-5230
                     Fax: (225) 298-5382

               WITH A COPY, WHICH SHALL NOT CONSTITUTE NOTICE, TO:

                     Bruckmann, Rosser, Sherrill & Co., Inc.
                     126 East 56th Street, 29th Floor
                     New York, NY 10022
                     Attention: Bruce Bruckmann and
                                Rice Edmonds
                     Tel: (212) 521-3700
                     Fax: (212) 521-3799

                             and

                     Kirkland & Ellis
                     153 East 53rd Street
                     New York, NY 10022
                     Attention: W. Brian Raftery, Esq.
                     Tel: (212) 446-4800
                     Fax: (212) 446-4900

                             and

                     Taylor, Porter, Brooks & Phillips, L.L.P.
                     Bank One Center
                     451 Florida Boulevard, 8th Floor
                     Baton Rouge, Louisiana 70821
                     Attention: J. Ashley Moore, Esq.
                     Tel: (225) 381-0218
                     Fax: (225) 346-8049

                             and

                     Kesler & Rust
                     2000 Beneficial Life Tower
                     36 South State Street
                     Salt Lake City, Utah 84111
                     Attention: Joseph C. Rust, Esq.
                     Tel: (801) 532-8000
                     Fax: (801) 531-7965

or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

               18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

               19. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               20. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

               21. VENUE; SUBMISSION TO JURISDICTION. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS

THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 17 HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               22. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

               23. ISSUANCE BY THE COMPANY OF ADDITIONAL PREFERRED UNITS OR COMMON UNITS. The parties hereto hereby acknowledge that, after the date hereof, the Company may issue additional Preferred Units and/or Common Units to certain Persons (the "NEW MEMBERS") in accordance with the terms of this Agreement. In connection with any such issuance, the parties hereto agree that, with the prior written consent of BRSEC and BRSEC-II, the Company may grant (but shall be under no obligation to grant) such New Members rights substantially similar to the rights granted to the Management Investors or the Other Investors hereunder (provided that, if such grant is made, each such New Member is also subject to the obligations of the Management Investors or the Other Investors, as the case may be, hereunder) by causing each such New Member to execute a joinder to this Agreement substantially in the form of EXHIBIT A hereto.

               24. TIME OF THE ESSENCE; COMPUTATION OF TIME. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of Delaware are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Securityholders Agreement as of the date first above written.


                                H&E HOLDINGS L.L.C.


                                By: /s/ John M. Engquist
                                   ---------------------------------------------
                                   Name:   John M. Engquist
                                   Title:  Chief Executive Officer and President


                                BRSEC CO-INVESTMENT, LLC


                                By: /s/ Rice Edmonds
                                   ---------------------------------------------
                                   Name:   Rice Edmonds
                                   Title:  Secretary


                                BRSEC CO-INVESTMENT II, LLC


                                By: /s/ Rice Edmonds
                                   ---------------------------------------------
                                   Name:   Rice Edmonds
                                   Title:  Secretary

                                   /s/ John M. Engquist
                                ------------------------------------------------
                                JOHN M. ENGQUIST

                                   /s/ John M. Engquist
                                ------------------------------------------------
                                KRISTAN ENGQUIST DUNNE, by John M. Engquist,
                                through of Power of Attorney dated May 15, 1999


                                WHEELER INVESTMENTS, INC.


                                By: /s/ Don M. Wheeler
                                   ---------------------------------------------
                                   Name:   Don M. Wheeler
                                   Title:  President

       [Continuation of Signature Page to this Securityholders Agreement]

                                  /s/ Don Wheeler
                                ------------------------------------------------
                                DON WHEELER


                                SOUTHERN NEVADA CAPITAL CORPORATION


                                By:  /s/ Dale Roesener
                                   ---------------------------------------------
                                   Name:   Dale Roesener
                                   Title:  President


                                BAGLEY FAMILY INVESTMENTS, L.L.C.


                                By:  /s/ Gary Bagley
                                   ---------------------------------------------
                                   Name:   Gary Bagley
                                   Title:  Manager

                                   /s/ Kenneth Sharp Jr.
                                ------------------------------------------------
                                KENNETH SHARP, JR.

                                  /s/ Siegfried Wallin
                                ------------------------------------------------
                                SIEGFRIED WALLIN


                                THE CONNER FAMILY TRUST


                                By: /s/ Ralph M. Conner
                                   ---------------------------------------------
                                   Name:   Ralph M. Conner
                                   Title:  Trustee


                                THE MCCLAIN FAMILY REVOCABLE TRUST


                                By: /s/ Steven M. McClain
                                   ---------------------------------------------
                                   Name:   Steven M. McClain
                                   Title:  Vice President

       [Continuation of Signature Page to this Securityholders Agreement]


                                C/J LAND & LIVESTOCK L.P.


                                By:  Illegible
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                JOHN AND ELLEN WILLIAMS LIMITED  PARTNERSHIP


                                By:  /s/ John D. Williams
                                   ---------------------------------------------
                                   Name:   John D. Williams
                                   Title:  Partner


                                ROBERT G. WILLIAMS LIMITED PARTNERSHIP


                                By: /s/ Robert G. Williams
                                   ---------------------------------------------
                                   Name:   Robert G. Williams
                                   Title:  Member

                                                                       EXHIBIT A

                               FORM OF JOINDER TO
                            SECURITYHOLDERS AGREEMENT

               THIS JOINDER to the Securityholders Agreement dated as of June 17, 2002 by and among H&E Holdings L.L.C., a Delaware limited liability company (the "COMPANY"), and certain securityholders of the Company (the "AGREEMENT"), is made and entered into as of _________ by and between the Company and _________________ ("HOLDER"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

               WHEREAS, Holder has acquired certain [SERIES A/B/C/D PREFERRED UNITS/CLASS [A/B] COMMON UNITS] from _____________ and the Agreement and/or the Company require Holder, as a holder of such [SERIES A/B/C/D PREFERRED UNITS/CLASS [A/B] COMMON UNITS], to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

               1. AGREEMENT TO BE BOUND. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a [BRS INVESTOR/MANAGEMENT INVESTOR/OTHER INVESTOR] and an Equityholder for all purposes thereof. In addition, Holder hereby agrees that all Preferred Units and all Common Units held by Holder shall be deemed Equityholder Units for all purposes of the Agreement.

               2. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Equityholder Units and the respective successors, heirs and assigns of each of them, so long as they hold any Equityholder Units.

               3. COUNTERPARTS. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

               4. NOTICES. For purposes of Section 17 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                        [NAME]
                        [ADDRESS]

               5. GOVERNING LAW. This Joinder shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

               6. DESCRIPTIVE HEADINGS. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Securityholders Agreement as of the date set forth in the introductory paragraph hereof.


                                H&E HOLDINGS L.L.C.



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                [HOLDER]


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                        3